NUVEEN
Growth and Income
Mutual Funds


June 30, 1997

Annual Report

Seeking income for today and
growth for tomorrow.

                                         [PHOTO APPEARS HERE]



Utility
Income Fund

                                   Contents






                             1  Dear Shareholder

                             4  Portfolio Manager's
                                Comments

                             6  Utility Income
                                Fund Overview

                             9  Financial Section

                            23  Shareholder Meeting Report

                            24  Fund Information

                               Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It is my pleasure to report to you on the performance of the Flagship Utility Income Fund for the fiscal year ended June 30, 1997, and to welcome new shareholders to the Nuveen family of investments. The fund performed well over the past year, rewarding investors in the fund's Class A shares with a total return on net asset value of 9.89% with income and dividends reinvested, outpacing the 5.18% return achieved by the Standard & Poor's Utility Index. This strong performance was achieved during an unusually volatile period within the utility industry, as talk of deregulation took center stage in the telecommunications and electric utility sectors.

Finding Value in Today's Market

Despite the varying market conditions among some sectors of the utility industry, the Flagship Utility Income Fund produced consistent dividend returns of $.635 per Class A share, resulting in a 5.52% current yield for the year. The fund achieved its goals of providing attractive monthly income


------
1

"The fund achieved its goals of providing attractive monthly income and preservation of capital."

and preservation of capital. In addition, the fund continues to strive for the long-term growth of both dividends and capital, providing a hedge against inflation. By investing in utility stocks that have a history of increasing dividends, the portfolio team works to ensure the long-term growth of the fund's dividends, as well as to take advantage of the capital appreciation opportunities in the stock market.

Expanded Investment Solutions for You

Since our last report, Flagship Resources Inc. has joined the Nuveen family of investments. To those investors who have joined Nuveen from Flagship, we offer a special welcome. The merging of the two investment companies has allowed us to expand the array of products and services available to our investors. In addition to the 35 municipal mutual funds now available, Nuveen offers a variety of other products and services designed for the distinct needs of investors who rely on their investment portfolios as their principal source

------
2
of income and financial security. We are celebrating the successful first year of our highly rated Growth and Income Fund, as well as our two new balanced stock and bond funds. Nuveen is also now directly involved in helping individual investors manage their investments through our private asset management service.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.


Sincerely,



/s/ Timothy R. Schwertfeger
-----------------------------
Timothy R. Schwertfeger
Chairman of the Board
August 15, 1997


------
3

                         Portfolio Manager's Comments


Portfolio Manager Rick Huber talks about the utilities market and offers insights into factors that affected fund performance over the past year.


Investment Goals and Objectives

The goal of the fund is to provide an attractive rate of return with long-term growth of capital. The Utility Income Fund provides an opportunity for conservative investors to receive the consistent level of income found in fixed-income investments, while gaining the capital appreciation found only in equity securities. We work to ensure that the principal grows faster than inflation and that there is potential growth in the dividend as well.

The Market Over the Past Year

Over the past few years, utility companies across the country have been preparing for and reacting to deregulation. The natural gas industry appears to have recovered from the effects of the deregulation it experienced in the early 1990s. Most companies in this sector have realigned themselves to the new market environment and are performing well. However, the effects of deregulation in the electric utility and telecommunications sectors remain to be seen. In the past year, five states have passed such legislation, and many others are expected to vote on the matter in the coming year. Since talk of deregulating electric utilities began in 1992, the prices of stocks in these companies have become significantly more volatile. However, the Utility Income Fund has taken a conservative approach to investing in these stocks, carefully selecting those companies that we believe are well-positioned for the impending competitive environment.


------
4

"Our successful value-oriented stock selection approach has allowed us to achieve solid performance with less risk."


Fund Performance

Our successful value-oriented stock selection approach has allowed us to achieve solid performance with less risk. In the uncertain deregulatory environment, we strive to preserve capital and generate consistent dividends, reducing risk and exposure to the more volatile segments of the utility industry. With its conservative positioning, the fund has outperformed the Standard & Poor's Utility Index in down markets, but has lagged the index somewhat in stronger markets.

Expectations for the Future

As the results of proposed deregulatory legislation take shape in the coming year, prices of utility stocks are likely to become even more volatile. However, once the fall-out occurs, the industry will begin to settle into the new competitive environment. In the meantime, utility companies will continue to prepare for competition, and a number of strong companies are expected to take advantage of the domestic and international opportunities that will arise. At Nuveen, we will continue to seek value in the marketplace, particularly in the electric utility, natural gas and telecommunications sectors. In addition, we will continue to moderate the volatility of the fund and support the strong dividend with high-quality securities.


------
5

                              Utility Income Fund
                              Overview

-------------------------------------------------------------------------
Top Ten Stock Holdings
-------------------------------------------------------------------------

MCN Corporation                                                       5.7%
 .........................................................................
MidAmerican Energy Holdings                                           4.4%
 .........................................................................
Philips Gas Company                                                   3.6%
 .........................................................................
Consolidated Edison Company                                           3.3%
 .........................................................................
Piedmont Natural Gas Company                                          3.1%
 .........................................................................
Med-Ed Capital                                                        3.0%
 .........................................................................
Alabama Power Company                                                 2.9%
 .........................................................................
GPU, Inc.                                                             2.9%
 .........................................................................
FPL Group, Inc.                                                       2.7%
 .........................................................................
Texas Utilities Company                                               2.7%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Stock Diversification
-------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Electric                                                               64%
Telecommunications                                                     14%
Finance                                                                 3%
Natural Gas/Pipeline                                                   16%
Waste Disposal                                                          3%
-------------------------------------------------------------------------


Fund Highlights
=========================================================================
Share Class                                                     A       C

Inception Date                                               8/83    7/93
 .........................................................................
Net Asset Value (NAV)                                      $11.51  $11.49
 .........................................................................
Last Monthly Dividend                                       .0529   .0481
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Net Assets ($000)                                           $25,711
 .........................................................................
Number of Stocks                                                       43
 .........................................................................
Turnover Rate                                                        128%
 .........................................................................
Expense Ratio (after reimbursement)                         0.98%   1.53%
 .........................................................................
Portfolio Allocation                     Common Stocks   Preferred Stocks
                                                   63%                37%
-------------------------------------------------------------------------

Annualized Total Return/1/
=========================================================================
Share Class                     A(NAV)     A(Offer)       C

1-Year                           9.89%        5.28%   9.25%
 .........................................................................
Since Inception/2/               8.96%        8.02%   8.35%
-------------------------------------------------------------------------

Dividend Yields
=========================================================================
Share Class                     A(NAV)     A(Offer)       C

Distribution Rate                5.52%        5.29%   5.02%
 .........................................................................
SEC 30-Day Yield                 4.22%        4.04%   3.67%
=========================================================================




                                     -----

                                                    Flagship Utility Income Fund
                                                     June 30, 1997 Annual Report



1 Returns for Class A are actual. Returns for Class C are actual for the period since inception and prior to class inception are the returns for Class A, adjusted for the difference in sales charge and expenses. Class A shares have a 4.20% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Since inception returns are reflected since the change in investment objectives as of 7/01/92.

3 The Index Comparison shows the change in value of a $10,000 investment in the A shares of the fund compared with the Standard & Poor's 500 Index and the Standard & Poor's Utility Index. The S&P Indexes do not reflect any initial or ongoing expenses. The Utility Income Fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

[LINE GRAPH APPEARS HERE]

Flagship Utility          Flagship Utility
Income Fund (Offer)       Income Fund (NAV)       S&P Utility Index      S&P 500
-------------------       -----------------       -----------------      -------
      9580                     10000                   10000             10000
      9796.03                  10225.5                 10741             10403
      9842.94                  10274.5                 10613.2           10192.9
      9907.09                  10341.5                 10787.2           10310.1
      9849.24                  10281.1                 10637.3           10347.2
      9885.44                  10318.9                 10572.4           10695.9
      10088.3                  10530.6                 11056.6           10836
      10263.1                  10713.1                 11180.5           10915.1
      10629.1                  11095.2                 11936.3           11062.5
      10776.3                  11248.7                 12244.2           11300.3
      10773.9                  11246.3                 11936.9           11023.5
      10743.6                  11214.7                 11878.4           11321.1
      11095.9                  11582.4                 12529.3           11358.5
      11250.6                  11743.9                 12761.1           11305.1
      11598                    12106.4                 13326.4           11735.8
      11590.1                  12098.1                 13403.7           11648.9
      11512.5                  12017.2                 13323.3           11885.4
      11115.3                  11602.6                 12595.9           11773.7
      11212                    11703.6                 12642.5           11918.5
      11185.1                  11675.5                 12680.4           12317.8
      10799.1                  11272.5                 11908.1           11985.2
      10469                    10928                   11603.3           11463.8
      10691.9                  11160.5                 11833             11612.9
      10506                    10966.5                 11460.3           11802.2
      10338.6                  10791.7                 11601.3           11510.6
      10577.5                  11041.1                 11935.4           11891.6
      10635.4                  11101.5                 11845.9           12375.6
      10400.4                  10856.3                 11658.7           12077.4
      10458.9                  10917.3                 11701.8           12354
      10319.5                  10771.8                 11473.7           11900.6
      10400.6                  10856.4                 11645.8           12074.3
      10835.1                  11310                   12494.7           12388.2
      11044.4                  11528.5                 12418.5           12868.9
      11004.2                  11486.6                 12449.6           13249.8
      11219.6                  11711.4                 12845.5           13635.4
      11640.8                  12151                   13193.6           14174
      11654.7                  12165.5                 13373             14507.1
      11693.3                  12205.7                 13653.8           14990.2
      11823.6                  12341.8                 13869.6           15030.6
      12332.2                  12872.8                 14864             15660.4
      12614.2                  13167                   15156.8           15605.6
      12802.6                  13363.8                 15302.4           16292.3
      13192.3                  13770.5                 16517.3           16593.7
      13360.9                  13946.5                 16667.7           17164.5
      13196.4                  13774.7                 15946             17329.3
      13106.1                  13680.5                 15737.1           17495.6
      12906.4                  13472                   15847.2           17752.8
      12922.9                  13489.2                 15744.2           18210.8
      13381.7                  13968.2                 16525.1           18285.5
      13000.2                  13570                   15416.3           17471.8
      13174.5                  13752                   15775.5           17842.2
      13201.4                  13780                   15926.9           18844.9
      13585.7                  14181.2                 16718.5           19361.3
      14031.2                  14646.2                 17093             20830.8
      14048.2                  14663.9                 16988.7           20422.5
      14189.9                  14811.7                 17072             21698.4
      14330.7                  14958.8                 16928.6           21868.5
      13933.1                  14543.8                 16415.6           20971.7
      13886.4                  14495                   16691.8           22221.7
      14358.4                  14987.6                 17435.7           23572.7
      14705.5                  15349.9                 17974.3           24628.8

 .   S&P 500                                   $24,629
 .   S&P Utility Index                         $17,974
 .   Flagship Utility Income Fund (NAV)        $15,350
 .   Flagship Utility Income Fund (Offer)      $14,705

Past performance is not predictive of future performance.

                                     -----

Financial Section


        Contents

10      Portfolio of Investments

12      Statement of Net Assets

13      Statement of Operations

14      Statement of Changes
        in Net Assets

15      Notes to Financial Statements

19      Financial Highlights

22      Independent Auditors' Report

-----
9

                 Portfolio of Investments
                 Flagship Utility Income Fund

     Shares      Description                                      Market Value
------------------------------------------------------------------------------
                 COMMON STOCK--61.1%
                 Electric Utility--39.3%
     19,500      CMS Energy Corporation                            $   687,375
     20,000      DTE Energy Company                                    552,500
     10,000      Duke Energy Corp.                                     479,375
     22,250      DQE, Inc.                                             628,563
     23,000      Edison International                                  572,125
     24,700      Entergy Corporation                                   676,163
     15,000      Florida Progress Corporation                          469,687
     15,000      FPL Group, Inc.                                       690,938
     20,000      GPU, Inc.                                             717,500
     14,900      NIPSCO Industries, Inc.                               615,556
     25,000      Ohio Edison Company                                   545,312
     20,000      Public Service Enterprise Group, Inc.                 500,000
     28,600      Rochester Gas & Electric Corporation                  602,387
     15,000      SCANA Corporation                                     372,187
     20,000      Southern Company                                      437,500
     20,000      Texas Utilities Company                               688,750
     18,600      United Illuminating Company                           574,275
     10,000      UtiliCorp United, Inc.                                291,250
--------------------------------------------------------------------------------
                 Natural Gas/Pipeline--8.9%
     10,000      Consolidated Natural Gas Company                      538,125
     21,400      MCN Corporation                                       655,375
     15,000      NUI Corporation                                       336,562
     30,000      Piedmont Natural Gas Company, Inc.                    770,625
--------------------------------------------------------------------------------
                 Telecommunications--9.7%
     10,000      Ameritech Corporation                                 679,375
     10,000      BellSouth Corporation                                 463,750
     10,000      GTE Corporation                                       438,750
     10,000      MCI Communications Corporation                        382,813
     10,000      Sprint Corporation                                    526,250
--------------------------------------------------------------------------------

                 -----

                                                    Flagship Utility Income Fund
                                                     June 30, 1997 Annual Report

     Shares    Description                                               Market Value
-------------------------------------------------------------------------------------
               Common Stock--continued

               Waste Disposal--3.2%
     15,000    Browning-Ferris Industries, Inc.                         $     498,750

     10,000    Waste Management, Inc.                                         321,250
-------------------------------------------------------------------------------------
               Total Common Stock (cost $14,316,812)                       15,713,068
-------------------------------------------------------------------------------------
               Preferred Stock--36.6%
               Electric Utility--23.5%
     30,000    Alabama Power Company (7.600%)                                 735,000

     20,000    Atlantic Energy, Inc. (8.250%)                                 495,000

     33,400    Consolidated Edison Company (7.750%) Series A                  826,650

     17,969    Houston Industries, Incorporated (8.125%)                      445,856

     20,000    Illinois Power Company (9.450%) Series A                       523,750

     30,000    Med-Ed Capital (9.000%) Series A                               761,250

     44,000    MidAmerican Energy Holdings Company (7.980%) Series A        1,100,000

     20,000    Mission Energy Company (9.875%) Series A                       537,500

     25,000    Western Resources, Inc. (7.875%) Series A                      612,500
-------------------------------------------------------------------------------------
               Finance--2.5%
     26,875    Pacific Telesis Group (7.560%)                                 651,719
-------------------------------------------------------------------------------------
               Natural Gas/Pipeline--6.6%
     30,000    MCN Corporation (9.375%) Series A                              787,500

     35,000    Phillips Gas Company (9.320%) Series A                         910,000
-------------------------------------------------------------------------------------
               Telecommunications--4.0%
     20,000    GTE Corporation (9.250%) Series Z                              532,500

     20,000    MCI Communications Corporation (8.000%) Series A               500,000
-------------------------------------------------------------------------------------
               Total Preferred Stock (cost $9,378,490)                      9,419,225
               ----------------------------------------------------------------------
               Total Investments (cost $23,695,302) 97.7%                  25,132,293
               ----------------------------------------------------------------------
               Other Assets Less Liabilities--2.3%                            578,958
               ----------------------------------------------------------------------
               Net Assets--100%                                         $  25,711,251
               ======================================================================


-----                            See accompanying notes to financial statements.
11

Statement of Net Assets
June 30, 1997

-------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $23,695,302)
  (note 1)                                                         $ 25,132,293
Cash                                                                    736,704
Receivables:
  Dividends and interest                                                 98,621
  Shares sold                                                             4,882
Other assets                                                              2,633
-------------------------------------------------------------------------------
    Total assets                                                     25,975,133
-------------------------------------------------------------------------------
Liabilities
Payable for Shares redeemed                                              63,637
Accrued expenses:
  Management fees (note 6)                                                6,513
  12b-1 distribution and service fees (notes 1 and 6)                    10,958
  Other                                                                  65,576
Dividends payable                                                       117,198
-------------------------------------------------------------------------------
    Total liabilities                                                   263,882
-------------------------------------------------------------------------------
Net assets (note 7)                                                $ 25,711,251
===============================================================================
Class A Shares (note 1)
Net assets                                                         $ 20,156,732
Shares outstanding                                                    1,751,260
Net asset value and redemption price per share                     $      11.51
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                 $      12.01
===============================================================================
Class C Shares (note 1)
Net assets                                                         $  5,554,519
Shares outstanding                                                      483,391
Net asset value, offering and redemption price per share           $      11.49
===============================================================================

12                              See accompanying notes to financial statements.

Statement of Operations                            Flagship Utility Income Fund
Year ended June 30, 1997                           June 30, 1997 Annual Report

-------------------------------------------------------------------------------

Investment Income (note 1)
Dividends                                                        $    1,960,325
Interest                                                                  5,302
-------------------------------------------------------------------------------
Total investment income                                               1,965,627
-------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                141,226
12b-1 distribution and service fees -- Class A (notes 1 and 6)           73,137
12b-1 distribution and service fees -- Class C (notes 1 and 6)           50,127
Shareholders' servicing agent fees and expenses                          57,986
Custodian's fees and expenses                                            53,761
Directors' fees and expenses (note 6)                                     6,338
Professional fees                                                        26,371
Shareholders' reports -- printing and mailing expenses                   21,620
Federal and state registration fees                                      33,758
Other expenses                                                            1,922
-------------------------------------------------------------------------------
Total expenses before reimbursement                                     466,246
  Expense reimbursement (note 6)                                       (158,085)
-------------------------------------------------------------------------------
Net expenses                                                            308,161
-------------------------------------------------------------------------------
Net investment income                                                 1,657,466
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) From Investments
Net realized gain from investment transactions (notes 1 and 4)        2,155,531
Net change in unrealized appreciation or depreciation
  of investments                                                     (1,227,092)
-------------------------------------------------------------------------------
Net gain from investments                                               928,439
-------------------------------------------------------------------------------
Net increase in net assets from operations                       $    2,585,905
===============================================================================

13                              See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                         Year ended         Year ended
                                                                            6/30/97            6/30/96
                      =================================================================================

                      Operations
                      Net investment income                               $ 1,657,466      $ 1,814,538
                      Net realized gain from investment transactions
                         (notes 1 and 4)                                    2,155,531          777,426
                      Net change in unrealized appreciation
                         or depreciation of investments                    (1,227,092)       1,636,281
                      ---------------------------------------------------------------------------------
                      Net increase in net assets from operations            2,585,905        4,228,245
                      ---------------------------------------------------------------------------------
                      Distributions to Shareholders (note 1)
                      From undistributed net investment income:
                         Class A                                           (1,294,422)      (1,498,943)
                         Class C                                             (301,321)        (318,359)
                      ---------------------------------------------------------------------------------
                      Decrease in net assets from
                         distributions to shareholders                     (1,595,743)      (1,817,302)
                      ---------------------------------------------------------------------------------
                      Fund Share Transactions (note 2)
                      Net proceeds from sale of shares                      2,079,070        5,651,810
                      Net proceeds from shares issued to shareholders
                         due to reinvestment of distributions                 814,896        1,008,036
                      ---------------------------------------------------------------------------------
                                                                            2,893,966        6,659,846
                      ---------------------------------------------------------------------------------
                      Cost of shares redeemed                              (9,484,267)      (8,260,723)
                      ---------------------------------------------------------------------------------
                      Net increase (decrease) in net assets from
                         Fund share transactions                           (6,590,301)      (1,600,877)
                      ---------------------------------------------------------------------------------
                      Net increase (decrease) in net assets                (5,600,139)         810,066
                      Net assets at the beginning of year                  31,311,390       30,501,324
                      ---------------------------------------------------------------------------------
                      Net assets at the end of year                       $25,711,251      $31,311,390
                      =================================================================================
                      Balance of undistributed net
                         investment income at end of year                 $    61,723      $        --
                      =================================================================================


                      =====      See accompanying notes to financial statements.

Notes to Financial Statements                      Flagship Utility Income Fund
                                                    June 30, 1997 Annual Report

1. General Information and Significant Accounting Policies

The Flagship Utility Income Fund (the "Fund") is a series of Flagship Admiral Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide current income and long-term growth of income and capital by investing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary objective.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated, the distributor (the "Distributor") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders monthly. Prior to February 1997, net investment income was declared daily and distributed to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually.


=====
15

Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund is authorized to issue Class A, B, C and R Shares but to date has not issued Class B or Class R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 distribution and service fees. Class A share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending on the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

=====
16

                                                    Flagship Utility Income Fund
                                                     June 30, 1997 Annual Report



2. Fund Shares
Transactions in Fund shares were as follows:

                                      Year ended                      Year ended
                                        6/30/97                        6/30/96
------------------------------------------------------------------------------------
                                  Shares         Amount         Shares        Amount
------------------------------------------------------------------------------------
Shares sold:
  Class A                        139,470    $ 1,528,638        376,821   $ 4,133,502
  Class C                         49,660        550,432        140,200     1,518,308

Shares issued to shareholders due to
  reinvestment of distributions:

  Class A                         58,233        645,196         73,749       794,949
  Class C                         15,336        169,700         19,781       213,087
------------------------------------------------------------------------------------
                                 262,699      2,893,966        610,551     6,659,846
------------------------------------------------------------------------------------
Shares redeemed:
  Class A                       (700,730)    (7,812,755)      (637,030)   (6,879,696)
  Class C                       (150,184)    (1,671,512)      (128,817)   (1,381,027)
------------------------------------------------------------------------------------
                                (850,914)    (9,484,267)      (765,847)   (8,260,723)
------------------------------------------------------------------------------------
Net increase (decrease)         (588,215)   $(6,590,301)      (155,296)  $(1,600,877)
------------------------------------------------------------------------------------

3. Distributions to Shareholders
On July 9, 1997, the Fund declared a dividend distribution from its net investment income which was paid on August 1, 1997, to shareholders of record on July 9, 1997, as follows:

----------------------------------------------------------------------------
Dividend per share:
  Class A                                                             $.0529
  Class C                                                              .0481
----------------------------------------------------------------------------
4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks for the fiscal year ended June 30, 1997, equaled $35,892,430 and $42,989,894, respectively. Purchases and sales (including maturities) of temporary investments for the fiscal year ended June 30, 1997 equaled $1,000,000 and $1,000,000, respectively.

At June 30, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At June 30, 1997, the Fund has unused capital loss carryforwards of $5,923,494 available for federal income tax purposes to be applied against future capital gains, if any. If not applied $1,285,220 of the carryover will expire in the year 1998, $1,876,786 will expire in the year 1999, $1,241,875 will expire in the year 2002 and $1,519,613 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
At June 30, 1997, net unrealized appreciation aggregated $1,436,991 of which $1,800,907 related to appreciated securities and $363,916 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $100 million                                          .5000 of 1%
For the next $100 million                                           .4500 of 1
For the next $100 million                                           .4000 of 1
For the next $200 million                                           .3500 of 1
For net assets over $500 million                                    .3000 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended June 30, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly owned subsidiary of Flagship Resources Inc.) collected gross sales charges on Class A Shares of approximately $18,900 of which approximately $16,500 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 distribution and service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $2,400 in commission advances. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained $10,900 of CDSC on share redemptions for the fiscal year ended June 30, 1997.

7. Composition of Net Assets

At June 30, 1997, the Fund had 200,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $30,222,448
Balance of undistributed net investment income                           61,723
Accumulated net realized gain (loss) from investment transactions    (6,009,911)
Net unrealized appreciation of investments                            1,436,991
--------------------------------------------------------------------------------
   Net assets                                                       $25,711,251
================================================================================

Financial Highlights

          Financial Highlights

          Selected data for a common share outstanding is as follows:

Class (Inception date)                                  Operating performance         Less distributions
                                                        ---------------------      -------------------------
                                                                          Net
FLAGSHIP UTILITY INCOME FUND***           Net                    realized and                                       Net        Total
                                        asset                      unrealized      Dividends                      asset       return
                                        value            Net      gain (loss)       from net    Distributions     value       on net
Year ending                         beginning     investment             from     investment     from capital    end of        asset
June 30,                            of period      income(b)      investments         income            gains    period     value(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (8/83)
   1997                                $11.09          $ .66          $   .40         $ (.64)          $   --   $ 11.51       9.89%
   1996                                 10.24            .64              .85           (.64)              --     11.09      14.82
   1995                                  9.69            .64              .55           (.64)              --     10.24      12.73
   1994                                 11.04            .63            (1.34)          (.64)              --      9.69      (6.83)
   1993**                               10.18            .67              .86           (.67)              --     11.04      15.86
   1992                                  9.51            .67              .69           (.69)              --     10.18      14.69
   1991                                 10.45            .76             (.88)          (.82)              --      9.51      (1.14)
   1990                                 11.17            .80             (.50)         (1.02)              --     10.45       2.56
   1989                                 12.35           1.06            (1.27)          (.97)              --     11.17      (1.70)
   1988                                 15.50           1.15            (3.12)         (1.18)              --     12.35     (13.60)
Class C (7/93)
   1997                                 11.08            .61              .38           (.58)              --     11.49       9.25
   1996                                 10.24            .58              .84           (.58)              --     11.08      14.15
   1995                                  9.69            .59              .55           (.59)              --     10.24      12.14
   1994(d)                              11.05            .59            (1.39)          (.56)              --      9.69      (7.52)*
====================================================================================================================================

*   Annualized.
** All amounts have been adjusted for a 3-for-1 stock split which occurred on July 1, 1992.
*** Information included prior to the year ending June 30, 1991, reflects the financial highlights of Flagship Basic Value Fund.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses by Nuveen Advisory or its predecessor Flagship Financial.
(c) Average commission rate paid on equity portfolio transactions.
    Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.
(d) From commencement of class operations as noted.

                                                    Flagship Utility Income Fund
                                                    June 30, 1997 Annual Report

                                                     Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
                                                Ratio                                 Ratio
                                               of net                                of net
                          Ratio of         investment           Ratio of         investment
                          expenses          income to           expenses          income to
                        to average            average         to average            average
                        net assets         net assets         net assets         net assets
     Net assets             before             before              after              after         Portfolio               Average
  end of period         reimburse-         reimburse-         reimburse-         reimburse-          turnover            commission
 (in thousands)               ment               ment            ment(b)            ment(b)              rate          rate paid(c)
------------------------------------------------------------------------------------------------------------------------------------
        $20,157               1.54%              5.41%               .98%              5.97%              128%               $.0633
         25,010               1.45               5.35                .98               5.82               115                 .0640
         25,000               1.52               6.00               1.00               6.52               159                    --
         26,921               1.38               5.48                .94               5.92               193                    --
         32,819               1.62               5.72               1.03               6.31               154                    --
          6,050               1.62               6.52               1.42               6.72                59                    --
         12,830               1.62               7.65               1.48               7.79               116                    --
         16,934               1.23               7.27               1.21               7.29               148                    --
         32,692               1.23               9.03               1.23               9.03               120                    --
         84,749               1.00               7.88               1.00               7.88               186                    --

          5,555               2.09               4.91               1.53               5.47               128                 .0633
          6,302               2.00               4.79               1.52               5.27               115                 .0640
          5,501               2.06               5.49               1.54               6.01               159                    --
          5,129               2.04*              5.11*              1.46*              5.69*              193                    --
------------------------------------------------------------------------------------------------------------------------------------

                              ------
                              21

Independent Auditors' Report



To the Board of Directors and Stockholders of Flagship Utility Income Fund:


We have audited the accompanying statement of net assets of Flagship Utility Income Fund ("Fund"), including the portfolio of investments, as of June 30, 1997, the related statement of operations for the year then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Utility Income Fund at June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dayton, Ohio
August 20, 1997





------
22

                         Shareholder Meeting Report
                         Flagship Utility

  Directors                                      A Shares           C Shares
-------------------------------------------------------------------------------
  Bremner                For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Brown                  For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Dean                   For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Impellizzeri           For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Rosenheim              For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Sawers                 For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Schneider              For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Schwertfeger           For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Advisory Agreement     For                     1,384,645          367,336
                         Against                    46,254            9,642
                         Abstain                    37,621           11,370
                         ------------------------------------------------------
                         Total                   1,468,520          388,348
-------------------------------------------------------------------------------
                         Broker Non Votes          241,364           75,120
-------------------------------------------------------------------------------
  12b-1 Plan             For                     1,404,956          371,378
                         Against                    62,956           12,245
                         Abstain                       608            4,725
                         ------------------------------------------------------
                         Total                   1,468,520          388,348
-------------------------------------------------------------------------------
                         Broker Non Votes          241,364           75,120
                         ------------------------------------------------------



------
23

Fund Information

Board of Directors

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and Dividend Disbursing Agent
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509
(800) 225-8530

Legal Counsel
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

Independent Auditors
Deloitte & Touche LLP
Dayton, Ohio

                              Serving Investors
                              for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
www.nuveen.com                                                       EAN-UI-6.97

NUVEEN
Growth and Income
Mutual Funds

June 30, 1997

Annual Report

Seeking income for today and
growth for tomorrow.


                                              [PHOTO APPEARS HERE]


The Golden
Rainbow

A James Advised
Mutual Fund

                                   Contents






                             1  Dear Shareholder

                             3  Portfolio Adviser's Comments

                             6  Golden Rainbow
                                Fund Overview

                             9  Financial Section

                            23  Shareholder Meeting Report

                            24  Fund Information

Dear Shareholder





[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


It is my pleasure to report to you on the performance of The Golden Rainbow Fund and to welcome new shareholders to the Nuveen family of investments. The fund performed well over the past year, providing investors with a total return of 16.53% with income and dividends reinvested. This performance was achieved through a balanced portfolio strategy that combined equity growth with the capital preservation and income available from bonds. The Golden Rainbow Fund also produced dividends of $.677 per share, resulting in a 3.68% current yield for the year.

The fund achieved its goal of providing capital appreciation during rising markets, while providing a measure of downside protection. The portfolio's allocation of 44% in stocks allowed investors to take advantage of the rising stock market, while the 56% in bonds and cash provided consistent income and capital preservation. Balanced funds like The Golden Rainbow Fund can provide the reduced risk that gives investors peace of mind in a volatile market.

Since our last report, Flagship Resources Inc. has joined the Nuveen family of investments. To those investors who have joined Nuveen from Flagship, we offer a special welcome. The merging of the two investment companies has allowed us to expand the products and services available to our investors. In addition to the 35 municipal mutual funds now available, Nuveen offers a variety of


Wealth takes a lifetime to build. Once achieved, it should be preserved.


-------
1

"The fund achieved its goal of providing capital appreciation during rising markets, while providing a measure of downside protection."


other products and services designed to help prudent investors achieve their financial objectives. We are celebrating the successful first year of our highly rated Growth and Income Stock Fund, as well as two new balanced stock and bond funds.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with moderated risk. We thank you for your confidence in Nuveen and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger
    Timothy R. Schwertfeger
    Chairman of the Board

August 15, 1997


------
2

                         Portfolio Adviser's Comments


Portfolio Adviser Barry James talks about the stock and bond markets over the past year and offers insights into the market factors affecting the performance of the fund.


Investment Goals and Objectives

One focus of The Golden Rainbow Fund is on capital preservation. We take a prudent approach to investing in stocks, and we strive to moderate the risks inherent in the stock market with a balance of corporate and government bonds that changes with market conditions. Our goal is to take advantage of the opportunities for appreciation in rising markets, while moderating risks during down markets.

Investment Philosophy

We follow a conservative approach to money management, using a value-oriented investment approach to select stocks and bonds for the fund's portfolio. Our investment philosophy is to seek appreciation while remaining committed to capital preservation. To this end, we utilize a top-down approach to investing. This means that we continuously analyze general economic trends, including the direction of interest rates and the outlook for inflation. We filter this information to identify promising markets, industry sectors and specific equity issues.

Strategy for Meeting Fund Objectives

With the stock market at the high levels we have experienced over the past year, we are currently maintaining a solid position in equities; however, as the market conditions change, we will make appropriate adjustments in our asset allocation. Our portfolio team analyzes nearly 100 market indicators each week to determine our investment strategies and asset allocation for the future.


------
3

"The fund performed well this year, rewarding investors with a total return of 16.53% with dividends and income reinvested."


The Market Over the Past Year

With the Dow Jones Industrial Average climbing to new heights throughout the past fiscal year, we found a number of strong investment opportunities in the stock market. We anticipated an overall decline in the market in the summer of 1996, and were able to take advantage of some temporary price declines to purchase top-quality large-capitalization stocks. Our analysis indicated that these stocks would quickly bounce back from the decline, which presented an excellent value-buying opportunity. The bond market remained relatively stable, experiencing a slight decline early in 1997, when the Federal Reserve elected to raise interest rates 25 basis points in a preemptive strike against inflation.

Fund Performance

The fund performed well this year, rewarding investors with a total return of 16.53% with dividends and income reinvested. The returns for this fiscal year are more than twice those of the previous year, reflecting the strength of the stock market's performance and the heavier weighting we placed in stocks this year. The opportunity to purchase strong, large-capitalization stocks such as Procter & Gamble and Intel at a good value paid off for the fund. In addition, we found good value with a number of foreign issues such as Coca-Cola FEMSA (the Mexico soft drink company).



------
4

Of course, our returns were moderated by our prudent approach to investing. We maintained a conservative position in equities and also diversified our holdings with securities such as Real Estate Investment Trusts, precious metals and utility stocks.

Although the fund underperformed the Lipper Balanced Fund Index return of 20.62%, this is to be expected given the fund's more conservative positioning and heavier weighting in bonds.

Expectations for the Future

The upcoming year will be a time for caution in the stock market. Our market indicators suggest that growth in equity returns will be lower for the remainder of 1997, so we are focusing on finding solid values with limited volatility, particularly issues with lower price-to-earnings ratios. The portfolio team will also maintain a careful watch on signs of inflation. And, as we continue to seek value in the stock market, we will look to smaller company stocks and will seek value in the foreign markets as well.



------
5

                                Golden Rainbow
                                Overview


Top Ten Stock Holdings


Intel Corporation                              10.7%
----------------------------------------------------
Coca-Cola FEMSA S.A. ADR                        9.5%
----------------------------------------------------
Duke Power Company                              7.2%
----------------------------------------------------
Bristol-Myers Squibb Company                    6.6%
----------------------------------------------------
Mobil Corporation                               6.0%
----------------------------------------------------
Exxon Corp                                      5.7%
----------------------------------------------------
Newmont Mining Corporation                      5.7%
----------------------------------------------------
British Petroleum PLC ADR                       5.3%
----------------------------------------------------
YPF S.A. ADR                                    5.0%
----------------------------------------------------
Barrick Gold Corporation                        3.8%
====================================================

Stock Diversification

[PIE CHART APPEARS HERE]

Basic Materials                                  11%
----------------------------------------------------
Utilities                                        19%
----------------------------------------------------
Consumer Non-Cyclical                            15%
----------------------------------------------------
Technology                                       11%
----------------------------------------------------
Other                                             2%
----------------------------------------------------
Energy                                           14%
----------------------------------------------------
Finance                                           4%
----------------------------------------------------
International                                    24%
----------------------------------------------------

Fund Highlights
================================================================================

Share Class                                                                    A
Inception Date                                                              7/91
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                     $19.31
--------------------------------------------------------------------------------
Last Quarterly Dividend                                                    .1702
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $157,183
--------------------------------------------------------------------------------
Number of Stocks                                                              30
--------------------------------------------------------------------------------
Expense Ratio (after reimbursement)                                        1.09%
--------------------------------------------------------------------------------

Portfolio Allocation   Stocks   Corporate Bonds   U.S. Govt. Obligations    Cash
                          45%                1%                      51%      3%
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================

Share Class                                              A(NAV)         A(Offer)
1-Year                                                   16.53%           11.63%
5-Year                                                   11.22%           10.27%
--------------------------------------------------------------------------------
Since Inception                                          11.06%           10.26%
--------------------------------------------------------------------------------

Dividend Yields
================================================================================

Share Class                                              A(NAV)        A (Offer)
Distribution Rate                                         3.53%            3.38%
--------------------------------------------------------------------------------
SEC 30-Day Yield                                          3.68%            3.52%
--------------------------------------------------------------------------------



                                       ------
                                       6

                                  The Golden Rainbow A James Advised Mutual Fund
                                                     June 30, 1997 Annual Report






[LINE GRAPH APPEARS HERE]


        The             The
        Golden          Golden
        Rainbow         Rainbow
        Fund            Fund            S&P             Blended
        (Offer)         (NAV)           500             50/50
7/91    9,580.0         10,000.0        10,000.0        10,000.0
7/92   10,564.4         11,027.5        11,346.7        11,351.3
7/93   12,474.0         13,020.8        12,888.1        12,722.4
7/94   12,286.6         12,825.2        13,060.8        12,795.3
7/95   14,319.7         14,947.5        16,460.8        15,100.4
7/96   15,400.2         16,075.4        20,748.0        17,384.2
8/97   17,945.0         18,731.8        27,945.5        20,940.4


[_] S&P 500                                            $27,945.55
[_] Blended 50/50                                      $20,940.39
[_] The Golden Rainbow Fund (NAV)                      $18,731.75
[_] The Golden Rainbow Fund (Offer)                    $17,945.01

Past performance is not predictive of future performance.



1  Returns are adjusted for the maximum 4.20% sales charge.

2 The Index Comparison shows the change in value of a $10,000 investment in shares of The Golden Rainbow Fund compared with the Standard & Poor's 500 Index and a Blended 50/50 Index. The Blended Index is comprised of a 50% weighting in the S&P 500 and 50% in the Lehman Brothers Intermediate Corporate/Government Bond Index. The indexes do not reflect any initial or ongoing expenses. The fund return depicted in the chart reflects the initial maximum sales charge of 4.20% and all ongoing fund expenses.











                                       ------
                                       7

Financial Section

   Contents
10 Portfolio of Investments
12 Statement of Net Assets
13 Statement of Operations
14 Statement of Changes
   in Net Assets
15 Notes to Financial Statements
19 Financial Highlights
22 Independent Auditors' Report

                       Portfolio of Investments
                       The Golden Rainbow  A James Advised Mutual Fund

                                                                   Market
Shares   Description                                               Value
-------------------------------------------------------------------------
         COMMON STOCKS--44.4%
         Automotive--0.3%
 10,000  General Motors Corporation                          $    556,875
-------------------------------------------------------------------------
         Basic Materials--5.0%
119,900  Barrick Gold Corporation                               2,637,800
 21,200  E.I. du Pont de Nemours and Company Ltd.               1,332,950
101,050  Newmont Mining Corporation                             3,940,950
-------------------------------------------------------------------------
         Consumer Non-Cyclical--6.7%
 57,000  Bristol-Myers Squibb Company                           4,617,000
 22,000  Hershey Foods Corporation                              1,216,875
 35,900  Johnson & Johnson                                      2,311,063
 16,500  Procter & Gamble                                       2,330,625
-------------------------------------------------------------------------
         Energy--6.1%
 65,000  Exxon Corporation                                      3,997,500
 60,000  Mobil Corporation                                      4,192,500
 32,250  Williams Company                                       1,410,938
-------------------------------------------------------------------------
         Finance--1.6%
 53,300  Health and Retirement Property Trust                   1,002,706
  8,000  Public Storage Property Trust                            234,000
 40,750  Security Capital Industrial Trust                        876,125
 20,000  Universal Health Realty Inc.                             378,750
-------------------------------------------------------------------------
         Industrial--0.6%
 13,000  Case Corporation                                         895,375
-------------------------------------------------------------------------
         International--10.9%
 49,354  British Petroleum PLC ADR                              3,695,381
128,000  Coca-Cola FEMSA S.A. ADR                               6,608,000
 20,000  Telecom New Zealand ADR                                  815,000
 31,000  Telefonica De Argentina ADR                            1,073,375
 42,500  Telefonos Chile ADR                                    1,402,500
113,000  YPF S.A. ADR                                           3,474,750
-------------------------------------------------------------------------
         Technology--5.0%
  5,000  Eastman Kodak Company                                    383,750
 52,400  Intel Corporation                                      7,430,975
-------------------------------------------------------------------------
         Utilities--8.2%
 30,000  Ameritech Corporation                                  2,038,125
 22,000  Columbia Gas                                           1,435,500
104,718  Duke Power Company                                     5,019,919
 45,200  Energen Corporation                                    1,522,675
 56,000  NIPSCO Industries                                      2,313,500
 30,000  Washington Water and Power Company                       588,750
-------------------------------------------------------------------------
         Total Common Stocks--(cost $42,091,370)               69,734,232
-------------------------------------------------------------------------

             Principal                                                                                                        Market
                Amount    Description                                                                                          Value
====================================================================================================================================
                          Corporate Bonds - 0.9%
               500,000    GTE Corporation, 7.510%, 4/01/09                                                              $    514,840
               500,000    Illinois Bell Telephone, 7.125%, 7/01/23                                                           473,672
               500,000    Procter & Gamble, 7.375%, 3/1/23                                                                   489,788
------------------------------------------------------------------------------------------------------------------------------------
                          Total Corporate Bonds - (cost $1,515,967)                                                        1,478,300
------------------------------------------------------------------------------------------------------------------------------------
                          U.S. Government Obligations -- 50.1%
             9,000,000    U.S. Treasury Notes, 6.250%, 4/30/01                                                             8,977,500
             5,000,000    U.S. Treasury Notes, 6.500%, 5/31/01                                                             5,028,125
            12,000,000    U.S. Treasury Notes, 6.875%, 5/15/06                                                            12,247,500
             9,000,000    U.S. Treasury Notes, 7.000%, 7/15/06                                                             9,258,750
            21,000,000    U.S. Treasury Notes, 6.250%, 2/15/07                                                            20,540,625
               500,000    U.S. Treasury Bonds, 10.375%, 11/15/09                                                             607,657
             2,000,000    U.S. Treasury Bonds, 10.000%, 5/15/10                                                            2,407,500
             3,000,000    U.S. Treasury Bonds, 6.250%, 8/15/23                                                             2,775,939
             5,000,000    Federal Home Loan Bank Bonds, 6.500%, 3/10/00                                                    5,007,300
             3,000,000    Federal Home Loan Bank Bonds, 7.000%, 1/28/02                                                    3,011,019
             8,910,296    Government National Mortgage Association, 7.500%, 9/15/26                                        8,932,599
------------------------------------------------------------------------------------------------------------------------------------
                          Total U.S. Government Obligations - (cost $77,679,396)                                          78,794,514
                          ----------------------------------------------------------------------------------------------------------
                          Short-Term Investments - 3.0%
                          Vista Government Money Market Fund (at cost)                                                     4,717,264
                          ----------------------------------------------------------------------------------------------------------
                          Total Investments - (cost $126,003,997) - 98.4%                                                154,724,310
                          ----------------------------------------------------------------------------------------------------------
                          Other Assets Less Liabilities - 1.6%                                                             2,459,167
                          ----------------------------------------------------------------------------------------------------------
                          Net Assets - 100%                                                                             $157,183,477
                          ==========================================================================================================



















                          ------                                                     See accompanying notes to financial statements.
                          11

Statement of Net Assets
June 30, 1997


-----------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $126,003,997) (note 1)         $ 154,724,310
Receivables:
  Dividends and interest                                                        1,521,573
  Investments sold                                                              1,472,428
  Shares sold                                                                      12,965
Other assets                                                                        6,186
-----------------------------------------------------------------------------------------
     Total assets                                                             157,737,462
-----------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                    339,304
Payable for Shares redeemed                                                        17,396
Accrued expenses:
  Management fees (note 4)                                                         96,409
  12b-1 distribution and service fees (notes 1 and 4)                              44,589
  Other                                                                            56,287
-----------------------------------------------------------------------------------------
     Total liabilities                                                            553,985
-----------------------------------------------------------------------------------------
Net assets (note 5)                                                         $ 157,183,477
=========================================================================================
Shares outstanding                                                              8,138,864
=========================================================================================
Net asset value and redemption price per share                              $       19.31
=========================================================================================
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                          $       20.16
=========================================================================================

12                               See accompanying notes to financial statements.

Statement of Operations          The Golden Rainbow A. James Advised Mutual Fund
Year ended June 30,1997                             June 30, 1997 Annual Report


----------------------------------------------------------------------------------------
Investment Income (note 1)

Dividends                                                                   $  1,768,647
Interest                                                                       6,224,523
----------------------------------------------------------------------------------------
  Total investment income                                                      7,993,170
----------------------------------------------------------------------------------------
Expenses

Management fees (note 4)                                                       1,252,243
12b-1 distribution and service fees--Class A (notes 1 and 4)                     676,534
Shareholders' servicing agent fees and expenses                                   34,534
Custodian's fees and expenses                                                     63,035
Directors' fees and expenses (note 4)                                              6,110
Professional fees                                                                 54,390
Federal and state registration fees                                                4,264
Other expenses                                                                     8,979
----------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                    2,100,089
  Expense reimbursement (note 4)                                                (254,532)
----------------------------------------------------------------------------------------
Net expenses                                                                   1,845,557
----------------------------------------------------------------------------------------
Net investment income                                                          6,147,613
----------------------------------------------------------------------------------------

Realized and Unrealized Gain From Investments

Net realized gain from investment transactions (notes 1 and 3)                 7,061,120
Net change in unrealized appreciation or depreciation of investments          12,505,157
----------------------------------------------------------------------------------------
Net gain from investments                                                     19,566,277
----------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $ 25,713,890
========================================================================================

13                               See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                               Year ended      Year ended
                                                                                  6/30/97         6/30/96
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  6,147,613    $  7,756,168
Net realized gain from investment transactions
  (notes 1 and 3)                                                                7,061,120      12,088,033
Net change in unrealized appreciation or depreciation
  of investments                                                                12,505,157      (5,260,060)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      25,713,890      14,584,141
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income                                        (6,084,217)     (7,849,812)
From accumulated net realized gains from investment transactions                (3,654,423)    (13,926,555)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (9,738,640)    (21,776,367)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                 6,057,561      23,343,645
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                           8,979,282      19,977,346
----------------------------------------------------------------------------------------------------------
                                                                                15,036,843      43,320,991
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                        (58,135,678)    (43,294,230)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  fund share transactions                                                      (43,098,835)         26,761
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (27,123,585)     (7,165,465)
Net assets at beginning of year                                                184,307,062     191,472,527
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $157,183,477    $184,307,062
==========================================================================================================
Balance of undistributed net investment income at end of year                 $     71,720    $      8,324
==========================================================================================================

14                              See accompanying notes to financial statements.

Notes to Financial Statements

The Golden Rainbow A James Advised Mutual Fund
June 30, 1997 Annual Report

1. General Information and Significant Accounting Policies
The Golden Rainbow A James Advised Mutual Fund (the "Fund") is a series of Flagship Admiral Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks to provide total return through a combination of growth and income primarily in equity and/or debt securities and preservation of capital in declining markets.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated, the distributor (the "Distributor") and manager (the "Manager") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc., and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, in accordance with generally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Restricted securities and other portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Net investment income is distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

-----
15

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund is authorized to issue Class A, B, C and R Shares but to date has not issued Class B, C or R Shares. Class A Shares are sold to the public with a sales charge and incur annual 12b-1 distribution and service fees. Class A Shares are offered at net asset value to certain trust customers of Citizens Federal Bank, F.S.B. ("Citizens Federal"). Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

-----
16

                                  The Golden Rainbow A James Advised Mutual Fund
                                                     June 30, 1997 Annual Report



2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                        Year ended         Year ended
                                                                                         6/30/97            6/30/96
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                332,181          1,286,586
Shares issued to shareholders due to reinvestment of distributions                         492,197          1,116,623
---------------------------------------------------------------------------------------------------------------------
                                                                                           824,378          2,403,209
---------------------------------------------------------------------------------------------------------------------
Shares redeemed                                                                         (3,180,078)        (2,390,075)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                                 (2,355,700)            13,134
=====================================================================================================================

3. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks for the fiscal year ended June 30, 1997, equaled $19,683,946 and $31,312,580, respectively. Purchases and sales of investments in U.S. government obligations for the fiscal year ended June 30, 1997, equaled $69,158,044 and $91,560,874, respectively.

At June 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

The net unrealized appreciation for financial reporting and federal income tax purposes aggregated $28,720,313, of which $29,143,110 related to appreciated securities and $422,797 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Manager, the Fund pays an annual management fee, payable monthly, of .74 of 1%, which is based upon the average daily net asset value of the Fund. The management fee compensates the Manager for overall investment advisory and administrative services and general office facilities. The Manager has entered into an Agreement with James Investment Research, Inc. (the "Adviser"), under which the Adviser manages the Fund's investment portfolio. The Adviser is compensated for its services from the management fee paid to the Manager. The Fund pays no compensation directly to its Directors who are affiliated with the Manager or to its officers, all of whom receive remuneration for their services to the Fund from the Manager.

The Manager may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended June 30, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly owned subsidiary of Flagship Resources Inc.) collected gross sales charges on Class A Shares of approximately $3,300 of which approximately $2,900 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 distribution and service fees on Class A Shares approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

-----
17

5. Composition of Net Assets
At June 30, 1997, the Fund had 100,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

---------------------------------------------------------------------------------------------------------
Capital paid-in                                                                              $121,330,337
Balance of undistributed net investment income                                                     71,720
Accumulated net realized gain from investment transactions                                      7,061,107
Net unrealized appreciation of investments                                                     28,720,313
---------------------------------------------------------------------------------------------------------
  Net assets                                                                                 $157,183,477
=========================================================================================================

------
18

                             Financial Highlights

------
19

Financial Highlights

          Selected data for a common share outstanding is as follows:

Class (Inception date)                                  Operating performance         Less distributions
                                                        ---------------------      -------------------------

THE GOLDEN RAINBOW
A JAMES ADVISED MUTUAL FUND
                                                                          Net
                                          Net                    realized and                                       Net      Total
                                        asset                      unrealized      Dividends                      asset     return
                                        value            Net      gain (loss)       from net    Distributions     value     on net
Year ending                         beginning     investment             from     investment     from capital    end of      asset
June 30,                            of period      income(b)      investments         income            gains    period   value(a)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (7/91)
  1997                                 $17.56          $ .66          $  2.16         $ (.68)        $   (.39)   $19.31      16.53%
  1996                                  18.27            .73              .61           (.74)           (1.31)    17.56       7.76
  1995                                  16.67            .69             1.94           (.68)            (.35)    18.27      16.55
  1994                                  17.81            .66             (.89)          (.66)            (.25)    16.67      (1.49)
  1993                                  15.88            .76             2.05           (.75)            (.13)    17.81      18.09
  1992(d)                               15.00            .87              .90           (.87)            (.02)    15.88      11.91
-----------------------------------------------------------------------------------------------------------------------------------

        (a) Total returns are calculated on net asset value without any sales charge.

        (b) After waiver of certain management fees or reimbursement of expenses by John Nuveen & Co. Incorporated or its predecessor Flagship Funds Inc.

        (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.

        (d)     Fund commenced operations as noted.
-----
20

                                  The Golden Rainbow A James Advised Mutual Fund
                                                     June 30, 1997 Annual Report

                                                      Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
                                                     Ratio                                    Ratio
                                                    of net                                   of net
                          Ratio of              investment                Ratio of       investment
                          expenses               income to                expenses        income to
                        to average                 average              to average          average
                        net assets              net assets              net assets       net assets
    Net assets              before                  before                   after            after     Portfolio            Average
 end of period          reimburse-              reimburse-              reimburse-       reimburse-      turnover         commission
(in thousands)                ment                    ment                 ment(b)          ment(b)          rate       rate paid(c)
------------------------------------------------------------------------------------------------------------------------------------
      $157,183                1.24%                   3.48%                   1.09%            3.63%           56%            $.0846
       184,307                1.26                    3.81                    1.06             4.01            83              .0832
       191,473                1.27                    3.82                    1.04             4.05            48                 --
       188,747                1.24                    3.42                     .96             3.70            31                 --
       179,209                1.28                    4.18                    1.02             4.44            38                 --
       124,563                1.33                    5.27                    1.09             5.51            10                 --
====================================================================================================================================

-----
21

Independent Auditors' Report


To the Board of Directors and Stockholders of The Golden Rainbow A James Advised Mutual Fund:

We have audited the accompanying statement of net assets of The Golden Rainbow
A James Advised Mutual Fund ("Fund"), including the portfolio of investments, as of June 30, 1997, the related statement of operations for the year ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Golden Rainbow A James Advised Mutual Fund at June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
August 20, 1997

                    Shareholder Meeting Report
                    The Golden Rainbow
                    A James Advised Mutual Fund

Directors                                                            A Shares
=============================================================================
Bremner                 For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Brown                   For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Dean                    For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Impellizzeri            For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Rosenheim               For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Sawers                  For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Schneider               For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Schwertfeger            For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Advisory Agreement      For                                         9,676,522
                        Against                                            --
                        Abstain                                         2,425
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
                        Broker Non Votes                                   --
=============================================================================
12b-1 Plan              For                                         9,673,799
                        Against                                         3,891
                        Abstain                                         1,257
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
                        Broker Non Votes                                   --
                        -----------------------------------------------------

            ======
            23

                      Fund Information


                      Board of Directors
                      Robert P. Bremner
                      Lawrence H. Brown
                      Anthony T. Dean
                      Anne E. Impellizzeri
                      Peter R. Sawers
                      William J. Schneider
                      Timothy R. Schwertfeger
                      Judith M. Stockdale

                      Fund Adviser
                      James Investment Research, Inc.
                      Beavercreek, Ohio

                      Custodian
                      The Chase Manhattan Bank
                      4 New York Plaza
                      New York, NY 10004-2413

                      Transfer Agent,
                      Shareholder Services and
                      Dividend Disbursing Agent
                      Boston Financial Data Service
                      Nuveen Investor Services
                      P.O. Box 8509
                      Boston, MA 02266-8509
                      (800) 225-8530

                      Legal Counsel
                      Fried, Frank, Harris, Shriver
                        & Jacobson
                      Washington, D.C.

                      Independent Auditors
                      Deloitte & Touche LLP
                      Dayton, Ohio

                      =====

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com                                                       EAN-GR-6.97